December 31, 2002

--------------------------------------------------------------------------------
       Oppenheimer                                          Annual Report
       Capital Appreciation                                     -------
       Fund/VA                                                Management
       A Series of Oppenheimer Variable Account Funds        Commentaries
--------------------------------------------------------------------------------

[GRAPHIC]

Performance Update

Investment Strategy Discussion

Financial Statements

                                                        [LOGO]
                                                        OppenheimerFunds(R)
                                                        The Right Way to Invest

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

--------------------------------------------------------------------------------
Objective
Oppenheimer Capital Appreciation Fund/VA, a series of Oppenheimer Variable Account Funds, seeks capital appreciation by investing in securities of well-known established companies.
--------------------------------------------------------------------------------
Narrative by Jane Putnam, Portfolio Manager
Oppenheimer Capital Appreciation Fund/VA's Non-Service shares provided an average annual total return of -26.86% for the 12-month period that ended December 31, 2002. 1
   While, of course, we would have preferred to provide positive performance and our recent one-year relative returns have suffered under tough market conditions, the Fund continues to provide investors with strong long-term performance relative to its peers. In fact, the Fund ranks in the first quartile of the Lipper Multi-Cap Core Fund/VA category for the five- and 10-year periods ended December 31, 2002. 2
   During 2002, equity markets were buffeted by conflicting economic and political forces. Although we began to see indications that the U.S. economy was emerging from recession, the pace of recovery proved slower than many observers had forecast. As a result, a wide variety of companies in various industries and market sectors failed to meet earnings and revenue expectations. The war on terrorism and conflict in the Middle East exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at several prominent corporations undermined confidence in the accuracy of financial statements and the reliability of corporate governance at a variety of other companies. These conditions combined to drive stock prices broadly lower during most of the period. Despite these problems, markets rallied during the last quarter of the year as improving economic indicators (as well as hopes for dividend taxation relief and tort reform) led many investors to anticipate improving profit growth in 2003.
   Throughout the period, our investment strategy remained consistently focused on seeking individual stocks that we believed offered good growth potential at a reasonable price. In light of the volatile market conditions that prevailed, defensive stocks provided the Fund's best returns. Most significantly, the Fund benefited from our relatively large exposure to government sponsored financial agencies, such as Federal National Mortgage Association (more commonly known as Fannie Mae), that offered predictable earnings and relatively little risk, an investment profile that served them well during the period. We generated above-average returns with investments in a variety of energy companies, particularly among drillers and other industry service companies, such as BJ Services Co., that benefited from rising oil and gas prices and increasing demand. The Fund also enjoyed good returns in the consumer staples area where brewer Anheuser-Busch Cos., Inc., one of our largest positions during the past 12 months, proved to be one of the Fund's best-performing holdings.
   On the other hand, declines in technology stocks hurt the Fund's performance. We lost ground primarily due to weakness within the semiconductor industry, an area in which we gradually increased the Fund's holdings during the period. That's because we believed--and continue to believe--that this area is likely to be among the earliest and strongest beneficiaries of improving economic fundamentals. The bulk of the Fund's technology holdings remained diversified among core technology names, such as Microsoft Corp., Dell Computer Corp., Nokia Corp. and Cisco Systems, Inc., which are gaining market share, and which maintained their stock value relatively well during the period. While the Fund's performance also suffered as a result of losses among a handful of consumer discretionary stocks, such as AOL Time Warner, Inc. and Comcast Corp., these losses were balanced by relatively good performance among other consumer discretionary holdings, such as entertainment conglomerate Viacom, Inc. and cruise line operator Carnival Corp.


1. Includes changes in net asset value per share and does not include the charges associated with the separate account products that offer this Fund. Such performance is shown for non-service shares and would have been lower if such charges were taken into account.
2. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's non-service shares ranked, in the Lipper Multi-Cap Core Fund/VA category, 94/120 for the 1-year, 5/38 for the 5-year and 3/14 for the 10-year periods ended 12/31/02. Lipper ranking is for the non-service share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns.
Past performance is no guarantee of future results.

                  2 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

   Looking ahead, we continue to see favorable prospects for growth. Although markets have been slow to respond to the improving economic environment of late, business fundamentals have firmed in many industries, and appear poised for recovery in others. As a result, we have slowly shifted the Fund's portfolio to emphasize stocks we believe are most likely to benefit from reasonably strong economic growth in the coming months. For example, we have trimmed our holdings in traditionally defensive areas, such as health care, and cautiously increased exposure in more aggressive areas, such as technology. At the same time, we remain fully committed to a balanced investment approach that seeks growth opportunistically with sensitivity to valuations.
   To put it another way, we have chosen to place slightly greater emphasis on the kinds of stocks we believe are most likely to benefit from prevailing conditions. Nevertheless, we continue to invest one company at a time, allocating the Fund's assets among a broadly diversified portfolio of stocks that we believe offer good prospects for growth at a reasonable price. It is this disciplined approach that has served our investors so well in the past, and that we believe makes Oppenheimer Capital Appreciation Fund/VA a continuing part of The Right Way to Invest.


In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                  3 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE

Management's Discussion of Fund Performance. During the one-year period that ended December 31, 2001, Oppenheimer Capital Appreciation Fund/VA suffered from weakness in the U.S. economy and markets. The Fund's performance benefited from a balanced investment approach that included both defensive and cyclical stocks, and to a disciplined approach to maintaining a well-diversified portfolio. Most of our best-performing holdings were grouped among financial, energy and consumer staples stocks. The Fund's weakest performance occurred in technology. Also, performance among consumer discretionary stocks was mixed. Results also reflected a gradual shift in favor of stocks positioned to benefit from strengthening economic growth. The Fund's holdings, strategies and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2002. In the case of non-service shares, performance is measured over a ten-year period. In the case of service shares, performance is measured from inception of the class on September 18, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Capital Appreciation          S&P 500 Index
                         Fund/VA (Non-Service)
12/31/1992                      10,000                           10,000
03/31/1993                      10,173                           10,436
06/30/1993                      10,270                           10,486
09/30/1993                      10,579                           10,757
12/31/1993                      10,725                           11,006
03/31/1994                      10,455                           10,589
06/30/1994                      10,204                           10,633
09/30/1994                      10,853                           11,152
12/31/1994                      10,829                           11,150
03/31/1995                      11,794                           12,235
06/30/1995                      13,045                           13,401
09/30/1995                      14,201                           14,465
12/31/1995                      14,798                           15,335
03/31/1996                      15,827                           16,158
06/30/1996                      16,480                           16,883
09/30/1996                      17,548                           17,405
12/31/1996                      18,528                           18,854
03/31/1997                      18,349                           19,361
06/30/1997                      21,272                           22,737
09/30/1997                      24,021                           24,440
12/31/1997                      23,471                           25,142
03/31/1998                      26,461                           28,647
06/30/1998                      27,469                           29,598
09/30/1998                      22,961                           26,660
12/31/1998                      29,104                           32,332
03/31/1999                      31,012                           33,943
06/30/1999                      33,709                           36,331
09/30/1999                      32,087                           34,068
12/31/1999                      41,228                           39,133
03/31/2000                      47,246                           40,029
06/30/2000                      45,111                           38,966
09/30/2000                      44,873                           38,588
12/31/2000                      41,133                           35,571
03/31/2001                      36,874                           31,357
06/30/2001                      39,125                           33,190
09/30/2001                      31,123                           28,321
12/31/2001                      35,960                           31,347
03/31/2002                      34,918                           31,433
06/30/2002                      29,058                           27,224
09/30/2002                      24,444                           22,524
12/31/2002                      26,302                           24,421

Average Annual Total Returns of Non-Service shares of the Fund at 12/31/02 1-Year -26.86% 5-Year 2.30% 10-Year 10.15%

Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Capital Appreciation          S&P 500 Index
                         Fund/VA (Service)
9/18/01                         10,000                          10,000
9/30/01                         10,000                          10,000
12/31/01                        11,551                          11,068
3/31/02                         11,209                          11,099
6/30/02                          9,311                           9,613
9/30/02                          7,825                           7,953
12/31/02                         8,422                           8,623

Average Annual Total Returns of Service shares of the Fund at 12/31/02 1-Year -27.09% Since Inception -12.50%

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 4/3/85 for the Non-Service shares and 9/18/01 for its Service shares. The performance information in the graphs for the S&P 500 Index begins on 12/31/92 in the first graph and on 9/30/01 for the second graph. Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.
Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.

                  5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                                                        Financial Statements
                                                                  Pages 7-18













                  6 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002


                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--93.2%
--------------------------------------------------------------------------------
Consumer Discretionary--27.6%
--------------------------------------------------------------------------------
Automobiles--0.7%
Harley-Davidson, Inc.                                 190,400      $  8,796,480
--------------------------------------------------------------------------------
Winnebago Industries, Inc.                             15,200           596,296
                                                                   -------------
                                                                      9,392,776

--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--4.0%
Brinker International, Inc. 1                         299,700         9,665,325
--------------------------------------------------------------------------------
Carnival Corp.                                        889,100        22,183,045
--------------------------------------------------------------------------------
Mandalay Resort Group 1                               126,700         3,878,287
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                          954,500        15,940,150
--------------------------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide, Inc.                                83,500         1,982,290
                                                                   -------------
                                                                     53,649,097

--------------------------------------------------------------------------------
Household Durables--0.6%
Centex Corp.                                           27,800         1,395,560
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                           201,200         6,915,244
                                                                   -------------
                                                                      8,310,804

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.1%
ValueVision Media, Inc., Cl. A 1                      100,300         1,502,494
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.5%
Mattel, Inc.                                          370,000         7,085,500
--------------------------------------------------------------------------------
Media--17.3%
AOL Time Warner, Inc. 1                             2,173,800        28,476,780
--------------------------------------------------------------------------------
Cablevision Systems New York
Group, Cl. A 1                                        317,800         5,319,972
--------------------------------------------------------------------------------
Clear Channel Communications, Inc. 1                  534,800        19,942,692
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special,
Non-Vtg. 1                                          1,881,800        42,509,862
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc.,
A Shares 1                                            264,700         6,863,671
--------------------------------------------------------------------------------
Gannett Co., Inc.                                      66,800         4,796,240
--------------------------------------------------------------------------------
Gray Television, Inc.                                  42,200           411,450
--------------------------------------------------------------------------------
Hispanic Broadcasting Corp. 1                         260,900         5,361,495
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                          394,200        23,825,448
--------------------------------------------------------------------------------
New York Times Co., Cl. A                             190,100         8,693,273
--------------------------------------------------------------------------------
News Corp. Ltd. (The),
Sponsored ADR                                         690,200        18,117,750
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                   219,400        14,173,240
--------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A 1               218,200         5,345,900
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                               1,264,300        51,532,868
                                                                   -------------
                                                                    235,370,641


--------------------------------------------------------------------------------
Multiline Retail--2.1%
Costco Wholesale Corp. 1                              249,900         7,012,194
--------------------------------------------------------------------------------
Kohl's Corp. 1                                        174,100         9,740,895
--------------------------------------------------------------------------------
Target Corp.                                          379,900        11,397,000
                                                                   -------------
                                                                     28,150,089

                                                                   Market Value
                                                      Shares         See Note 1
--------------------------------------------------------------------------------
Specialty Retail--2.0%
AutoNation, Inc. 1                                    101,400      $  1,273,584
--------------------------------------------------------------------------------
Best Buy Co., Inc. 1                                  243,000         5,868,450
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       601,700         9,338,384
--------------------------------------------------------------------------------
Gymboree Corp. 1                                      182,800         2,899,208
--------------------------------------------------------------------------------
Limited Brands, Inc.                                  128,700         1,792,791
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                  110,400         2,089,872
--------------------------------------------------------------------------------
Tiffany & Co.                                         158,600         3,792,126
                                                                   -------------
                                                                     27,054,415

--------------------------------------------------------------------------------
Textiles & Apparel--0.3%
Nike, Inc., Cl. B                                      96,400         4,286,908
--------------------------------------------------------------------------------
Consumer Staples--6.8%
--------------------------------------------------------------------------------
Beverages--3.8%
Anheuser-Busch Cos., Inc.                             626,100        30,303,240
--------------------------------------------------------------------------------
PepsiCo, Inc.                                         486,000        20,518,920
                                                                   -------------
                                                                     50,822,160

--------------------------------------------------------------------------------
Food & Drug Retailing--1.0%
Kroger Co. (The) 1                                     91,700         1,416,765
--------------------------------------------------------------------------------
Safeway, Inc. 1                                       284,000         6,634,240
--------------------------------------------------------------------------------
Sysco Corp.                                           180,900         5,389,011
                                                                   -------------
                                                                     13,440,016

--------------------------------------------------------------------------------
Food Products--1.6%
Dean Foods Co. 1                                      301,600        11,189,360
--------------------------------------------------------------------------------
General Mills, Inc.                                   237,000        11,127,150
                                                                   -------------
                                                                     22,316,510

--------------------------------------------------------------------------------
Personal Products--0.4%
Avon Products, Inc.                                    43,900         2,364,893
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                  121,500         3,207,600
                                                                   -------------
                                                                      5,572,493

--------------------------------------------------------------------------------
Energy--7.2%
--------------------------------------------------------------------------------
Energy Equipment & Services--1.9%
BJ Services Co. 1                                     312,600        10,100,106
--------------------------------------------------------------------------------
Halliburton Co.                                       201,200         3,764,452
--------------------------------------------------------------------------------
Noble Corp. 1                                         139,500         4,903,425
--------------------------------------------------------------------------------
Rowan Cos., Inc.                                      175,200         3,977,040
--------------------------------------------------------------------------------
Varco International, Inc. 1                           152,500         2,653,500
                                                                   -------------
                                                                     25,398,523

--------------------------------------------------------------------------------
Oil & Gas--5.3%
Amerada Hess Corp.                                    222,600        12,254,130
--------------------------------------------------------------------------------
BP plc, ADR                                            94,100         3,825,165
--------------------------------------------------------------------------------
Encana Corp.                                          310,440         9,585,557
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     720,500        25,174,270
--------------------------------------------------------------------------------
TotalFinaElf SA, Sponsored ADR                        306,400        21,907,600
                                                                   -------------
                                                                     72,746,722





                  7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  Continued

                                                                  Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Financials--15.5%
--------------------------------------------------------------------------------
Banks--2.5%
Bank of America Corp.                                198,200      $ 13,788,774
--------------------------------------------------------------------------------
Bank One Corp.                                       548,600        20,051,330
                                                                  --------------
                                                                    33,840,104

--------------------------------------------------------------------------------
Diversified Financials--10.2%
American Express Co.                                 396,800        14,026,880
--------------------------------------------------------------------------------
Citigroup, Inc.                                      977,500        34,398,225
--------------------------------------------------------------------------------
Countrywide Financial Corp.                          195,100        10,076,915
--------------------------------------------------------------------------------
Fannie Mae                                           125,900         8,099,147
--------------------------------------------------------------------------------
Freddie Mac                                          323,900        19,126,295
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      106,400         7,245,840
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                              333,500         8,004,000
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            226,300         8,588,085
--------------------------------------------------------------------------------
Morgan Stanley                                       493,700        19,708,504
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                               852,700         9,251,795
                                                                  --------------
                                                                   138,525,686

--------------------------------------------------------------------------------
Insurance--2.3%
American International Group, Inc.                   328,350        18,995,047
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                 55,200         3,052,560
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                  124,100         4,225,605
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                70,800         5,469,300
                                                                  --------------
                                                                    31,742,512

--------------------------------------------------------------------------------
Real Estate--0.5%
Host Marriott Corp. 1                                763,900         6,760,515
--------------------------------------------------------------------------------
Health Care--8.5%
--------------------------------------------------------------------------------
Biotechnology--1.8%
Amgen, Inc. 1                                        289,300        13,984,762
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                         162,800         5,400,076
--------------------------------------------------------------------------------
Medimmune, Inc. 1                                     28,200           766,194
--------------------------------------------------------------------------------
Serono SA, Sponsored ADR                             357,900         4,853,124
                                                                  --------------
                                                                    25,004,156

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.5%
Applera Corp./Applied
Biosystems Group                                     410,800         7,205,432
--------------------------------------------------------------------------------
Medtronic, Inc.                                      186,800         8,518,080
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                              80,100         3,181,572
--------------------------------------------------------------------------------
Steris Corp. 1                                        69,600         1,687,800
                                                                  --------------
                                                                    20,592,884

--------------------------------------------------------------------------------
Health Care Providers & Services--2.1%
Anthem, Inc. 1                                        109,400        6,881,260
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1                        68,100         1,514,544
--------------------------------------------------------------------------------
Caremark Rx, Inc. 1                                  230,000         3,737,500
--------------------------------------------------------------------------------
Covance, Inc. 1                                      310,600         7,637,654


                                                                  Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Health Care Providers & Services Continued
Humana, Inc. 1                                       262,200      $  2,622,000
--------------------------------------------------------------------------------
McKesson Corp.                                       133,500         3,608,505
--------------------------------------------------------------------------------
Quest Diagnostics, Inc. 1                             50,000         2,845,000
                                                                  --------------
                                                                    28,846,463

--------------------------------------------------------------------------------
Pharmaceuticals--3.1%
Abbott Laboratories                                  201,500         8,060,000
--------------------------------------------------------------------------------
Perrigo Co. 1                                        394,100         4,788,315
--------------------------------------------------------------------------------
Pfizer, Inc.                                         877,900        26,837,403
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries
Ltd., Sponsored ADR                                   54,300         2,096,523
                                                                  --------------
                                                                    41,782,241

--------------------------------------------------------------------------------
Industrials--5.3%
--------------------------------------------------------------------------------
Aerospace & Defense--1.7%
Boeing Co.                                            90,300         2,978,997
--------------------------------------------------------------------------------
Honeywell International, Inc.                        465,100        11,162,400
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                96,200         9,331,400
                                                                  --------------
                                                                    23,472,797

--------------------------------------------------------------------------------
Commercial Services & Supplies--2.0%
Automatic Data Processing, Inc.                      158,800         6,232,900
--------------------------------------------------------------------------------
First Data Corp.                                     149,200         5,283,172
--------------------------------------------------------------------------------
Waste Management, Inc.                               640,900        14,689,428
                                                                  --------------
                                                                    26,205,500

--------------------------------------------------------------------------------
Industrial Conglomerates--0.4%
Tyco International Ltd.                              316,400         5,404,112
--------------------------------------------------------------------------------
Machinery--0.9%
Dover Corp.                                          105,900         3,088,044
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                            220,500         9,494,730
                                                                  --------------
                                                                    12,582,774

--------------------------------------------------------------------------------
Road & Rail--0.3%
Canadian Pacific Ltd.                                202,511         3,993,048
--------------------------------------------------------------------------------
Information Technology--16.3%
--------------------------------------------------------------------------------
Communications Equipment--3.5%
Cisco Systems, Inc. 1                              1,061,300        13,903,030
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                          1,349,800         1,700,748
--------------------------------------------------------------------------------
Nokia Corp., Sponsored
ADR, A Shares                                      1,717,000        26,613,500
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                     142,800         5,196,492
                                                                  --------------
                                                                    47,413,770

--------------------------------------------------------------------------------
Computers & Peripherals--0.9%
Dell Computer Corp. 1                                429,900        11,495,526
--------------------------------------------------------------------------------
Seagate Technology International, Inc.
Escrow Shares 1,2                                    325,000                --
--------------------------------------------------------------------------------
                                                                    11,495,526


                  8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                                                                                      Market Value
                                                                     Shares             See Note 1
---------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.4%
Flextronics International Ltd. 1                                    604,200        $     4,948,398
---------------------------------------------------------------------------------------------------
Millipore Corp.                                                      90,200              3,066,800
---------------------------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                               1,171,900              5,261,831
---------------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 1                                      558,300              6,241,794
                                                                                   ----------------
                                                                                        19,518,823

---------------------------------------------------------------------------------------------------
Internet Software & Services--0.5%
Overture Services, Inc. 1                                           130,200              3,555,762
---------------------------------------------------------------------------------------------------
WebEx Communications, Inc. 1                                        181,500              2,722,500
                                                                                   ----------------
                                                                                         6,278,262

---------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products--3.7%
Analog Devices, Inc. 1                                              148,200              3,537,534
---------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp. 1                                       618,900              3,540,108
---------------------------------------------------------------------------------------------------
Intel Corp.                                                       1,081,700             16,842,069
---------------------------------------------------------------------------------------------------
International Rectifier Corp. 1                                     288,000              5,316,480
---------------------------------------------------------------------------------------------------
Micron Technology, Inc. 1                                           563,100              5,484,594
---------------------------------------------------------------------------------------------------
National Semiconductor Corp. 1                                      334,600              5,022,346
---------------------------------------------------------------------------------------------------
RF Micro Devices, Inc. 1                                            567,600              4,160,508
---------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                             318,100              4,774,681
---------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp. 1                                       705,300              1,541,081
                                                                                   ----------------
                                                                                        50,219,401

---------------------------------------------------------------------------------------------------
Software--6.3%
Cadence Design Systems, Inc. 1                                      496,700              5,856,093
---------------------------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                             248,000             12,342,960
---------------------------------------------------------------------------------------------------
Microsoft Corp. 1                                                 1,090,800             56,394,360
---------------------------------------------------------------------------------------------------
Peoplesoft, Inc. 1                                                  330,900              6,055,470
---------------------------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A                                       30,800                784,476
---------------------------------------------------------------------------------------------------
SAP AG (Systeme, Anwendungen,
Produkte in der Datenverarbeitung),
Sponsored ADR                                                       223,700              4,362,150
                                                                                   ----------------
                                                                                        85,795,509

---------------------------------------------------------------------------------------------------
Materials--3.0%
---------------------------------------------------------------------------------------------------
Chemicals--2.3%
Air Products & Chemicals, Inc.                                      168,500              7,203,375
---------------------------------------------------------------------------------------------------
International Flavors &
Fragrances, Inc.                                                    318,000             11,161,800
---------------------------------------------------------------------------------------------------
Praxair, Inc.                                                       225,800             13,044,466
                                                                                   ----------------
                                                                                        31,409,641

---------------------------------------------------------------------------------------------------
Paper & Forest Products--0.7%
International Paper Co.                                             259,400              9,071,218
---------------------------------------------------------------------------------------------------
Telecommunication Services--1.4%
---------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--0.8%
Sprint Corp. (Fon Group)                                            349,100              5,054,968

                                                                                      Market Value
                                                                     Shares             See Note 1
---------------------------------------------------------------------------------------------------
Diversified Telecommunication Services Continued
Telefonos de Mexico SA,
Sponsored ADR                                                       169,100        $     5,407,818
                                                                                   ----------------
                                                                                        10,462,786

---------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--0.6%
Sprint Corp. (PCS Group) 1                                          103,900                455,082
---------------------------------------------------------------------------------------------------
Vodafone Group plc,
Sponsored ADR                                                       421,800              7,643,016
                                                                                   ----------------
                                                                                         8,098,098

---------------------------------------------------------------------------------------------------
Utilities--1.6%
---------------------------------------------------------------------------------------------------
Electric Utilities--0.7%
Duke Energy Corp.                                                   500,700              9,783,678
---------------------------------------------------------------------------------------------------
Gas Utilities--0.8%
El Paso Corp.                                                       649,700              4,521,912
---------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC                                        194,086              6,131,177
                                                                                   ----------------
                                                                                        10,653,089

---------------------------------------------------------------------------------------------------
Water Utilities--0.1%
Philadelphia Suburban Corp.                                          57,000              1,174,200
                                                                                   ----------------
Total Common Stocks
(Cost $1,690,701,310)                                                                1,265,225,941

---------------------------------------------------------------------------------------------------
Other Securities--0.5%
Nasdaq-100 Unit Investment Trust 1
(Cost $6,838,977)                                                   242,900              5,919,473

                                                                  Principal
                                                                     Amount
---------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--6.4%
Undivided interest of 12.52% in joint repurchase
agreement (Market Value $694,610,000) with Banc One
Capital Markets, Inc., 1.07%, dated 12/31/02, to be
repurchased at $86,993,171 on 1/2/03, collateralized by
U.S. Treasury Nts., 3%--6.50%, 2/15/03--2/15/12, with
a value of $311,989,144 and U.S. Treasury Bonds,
1.75%--9.375%, 4/30/04--2/15/23, with a value of
$397,082,690
(Cost $86,988,000)                                          $    86,988,000             86,988,000

---------------------------------------------------------------------------------------------------
Total Investments, at Value
(Cost $1,784,528,287)                                                 100.1%         1,358,133,414
---------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                  (0.1)            (1,104,486)
                                                            ---------------------------------------
Net Assets                                                            100.0%       $ 1,357,028,928
                                                            =======================================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                  9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002


---------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $1,784,528,287)--see accompanying statement                      $   1,358,133,414
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                   165,469
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                   1,596,626
Interest and dividends                                                                                 964,568
Other                                                                                                   11,716
                                                                                              -----------------
Total assets                                                                                     1,360,871,793

---------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                                                2,635,889
Shares of beneficial interest redeemed                                                               1,170,637
Shareholder reports                                                                                     29,652
Distribution and service plan fees                                                                       3,369
Trustees' compensation                                                                                   1,250
Other                                                                                                    2,068
                                                                                              -----------------
Total liabilities                                                                                    3,842,865

---------------------------------------------------------------------------------------------------------------
Net Assets                                                                                      $1,357,028,928
                                                                                              =================

---------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                                                   $          50,973
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       1,997,528,806
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                  5,696,906
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                    (219,852,605)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and  translation of assets and liabilities
 denominated in foreign currencies                                                                (426,395,152)
                                                                                              -----------------
Net Assets                                                                                      $1,357,028,928
                                                                                              =================

---------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,338,768,732 and 50,284,703 shares of beneficial interest outstanding)                  $26.62
---------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $18,260,196 and 688,346 shares of beneficial interest outstanding)                        $26.53


See accompanying Notes to Financial Statements.


                 10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002


-----------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $231,037)                                   $    14,548,436
-----------------------------------------------------------------------------------------------------------
Interest                                                                                         1,804,698
-----------------------------------------------------------------------------------------------------------
Other                                                                                              160,628
                                                                                           ----------------
Total investment income                                                                         16,513,762

-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                 10,670,415
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                   9,320
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                  10,561
Service shares                                                                                         562
-----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                              29,369
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                         22,763
-----------------------------------------------------------------------------------------------------------
Other                                                                                               38,193
                                                                                           ----------------
Total expenses                                                                                  10,781,183
Less reduction to custodian expenses                                                                  (474)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service shares                (385)
                                                                                           ----------------

Net expenses                                                                                    10,780,324

-----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                            5,733,438

-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                                   (179,570,523)
Foreign currency transactions                                                                      (33,436)
                                                                                           ----------------
Net realized loss                                                                             (179,603,959)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                   (369,840,203)
Translation of assets and liabilities denominated in foreign currencies                            123,538
                                                                                           ----------------
Net change                                                                                    (369,716,665)
                                                                                           ----------------
Net realized and unrealized loss                                                              (549,320,624)


-----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                         $(543,587,186)
                                                                                           ================


See accompanying Notes to Financial Statements.


                 11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                       2002            2001
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $    5,733,438  $   10,207,039
-------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                     (179,603,959)    (37,893,430)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                 (369,716,665)   (256,855,458)
                                                                                    -------------------------------
Net decrease in net assets resulting from operations                                  (543,587,186)   (284,541,849)

-------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                                     (10,120,100)    (12,638,065)
Service shares                                                                              (1,731)             --
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                              --    (189,649,710)
Service shares                                                                                  --              --

-------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest ransactions:
Non-Service shares                                                                     (83,859,897)    366,372,108
Service shares                                                                          19,162,943          89,253

-------------------------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                                        (618,405,971)   (120,368,263)
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  1,975,434,899   2,095,803,162
                                                                                    -------------------------------
End of period [including undistributed net investment income of
$5,696,906 and $10,092,208, respectively]                                           $1,357,028,928  $1,975,434,899
                                                                                    ===============================


See accompanying Notes to Financial Statements.




                 12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS


Non-Service Shares    December 31                             2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $ 36.58       $ 46.63       $ 49.84       $ 36.67       $ 32.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .11           .18           .27           .06           .13
Net realized and unrealized gain (loss)                      (9.89)        (5.86)          .02         14.68          7.28
                                                           ----------------------------------------------------------------
Total from investment operations                             (9.78)        (5.68)          .29         14.74          7.41
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.18)         (.27)         (.06)         (.13)         (.24)
Distributions from net realized gain                            --         (4.10)        (3.44)        (1.44)        (2.94)
                                                           ----------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.18)        (4.37)        (3.50)        (1.57)        (3.18)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $26.62        $36.58        $46.63        $49.84        $36.67
                                                           ================================================================

---------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                          (26.86)%      (12.58)%       (0.23)%       41.66%        24.00%

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $1,338,769    $1,975,345    $2,095,803    $1,425,197      $768,550
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,630,430    $2,000,314    $1,922,099    $1,002,835      $609,246
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                         0.35%         0.51%         0.66%         0.21%         0.50%
Expenses                                                      0.66%         0.68%         0.67%         0.70%         0.75% 3
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         32%           45%           38%           56%           56%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS  Continued


Service Shares    December 31                                                                         2002        2001 1
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                               $ 36.56       $ 31.66
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                                  .20            -- 2
Net realized and unrealized gain (loss)                                                             (10.05)         4.90
                                                                                                   -----------------------
Total from investment operations                                                                     (9.85)         4.90
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                  (.18)           --
Distributions from net realized gain                                                                    --            --
                                                                                                   -----------------------
Total dividends and/or distributions to shareholders                                                  (.18)           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $26.53        $36.56
                                                                                                   =======================

--------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                                                                  (27.09)%       15.51%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                           $18,260           $90
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                  $ 6,263           $16
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                                                 0.26%         0.11%
Expenses                                                                                              0.81%         0.81%
Expenses, net of reduction to custodian expenses and/or voluntary waiver of transfer agent fees       0.81% 5       0.81%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                 32%           45%

1. For the period from September 18, 2001 (inception of offering) to December 31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.
5. Less than 0.01%.

See accompanying Notes to Financial Statements.


                 14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS



-------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

                 15 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

 As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              -------------------------
                              2009         $ 14,552,938
                              2010          152,282,354
                                           ------------
                              Total        $166,835,292
                                           ============

 During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $39,333,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $6,909. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                             Year Ended            Year Ended
                                      December 31, 2002     December 31, 2001
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                  $10,121,831          $100,017,118
           Long-term capital gain                    --           102,270,657
           Return of capital                         --                    --
                                            ---------------------------------
           Total                            $10,121,831          $202,287,775
                                            =================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

           Undistributed net investment income     $    5,696,906
           Accumulated net realized loss             (219,852,605)
           Net unrealized depreciation               (426,395,152)
                                                   ---------------
           Total                                   $ (640,550,851)
                                                   ===============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                 16 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended December 31, 2002      Year Ended December 31, 2001 1
                                                     Shares           Amount           Shares            Amount
-------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                              13,374,630     $ 416,985,488       15,808,805    $  618,618,659
Dividends and/or distributions reinvested            282,921        10,120,100        5,299,654       202,287,775
Redeemed                                         (17,368,883)     (510,965,485)     (12,057,267)     (454,534,326)
                                                 -------------------------------------------------------------------
Net increase (decrease)                           (3,711,332)    $ (83,859,897)       9,051,192    $  366,372,108
                                                 ===================================================================


Service shares
Sold                                                 733,299     $  20,471,072            2,703    $       97,939
Dividends and/or distributions reinvested                 48             1,731               --                --
Redeemed                                             (47,465)       (1,309,860)            (239)           (8,686)
                                                 -------------------------------------------------------------------
Net increase                                         685,882     $  19,162,943            2,464    $       89,253
                                                 ===================================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from September 18, 2001 (inception of offering) to December 31, 2001, for the Service shares.


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $498,812,980 and $570,791,424, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,798,211,803 was composed of:

           Gross unrealized appreciation            $  46,972,130
           Gross unrealized depreciation             (487,050,519)
                                                    --------------
           Net unrealized depreciation              $(440,078,389)
                                                    ==============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.



                 17 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $9,320.
--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
--------------------------------------------------------------------------------
6. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was zero.

                 18 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

INDEPENDENT AUDITORS' REPORT



-------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA, which is a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

Denver, Colorado
January 23, 2003


                 19 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.1817 and $0.1812 per share were paid to Non-Service and Service shareholders, respectively, on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   Dividends paid by the Fund during the fiscal year ended December 31, 2002, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 20 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with      Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee;
Fund, Length of Service, Age     Number of Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                      The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
TRUSTEES                         Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                  Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds, Vice Chairman
Chairman and Trustee             (until January 2, 2002) of the Manager and President and a director (until 1997) of Centennial
(since 1985)                     Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager).
Age: 69                          Oversees 41 portfolios in the OppenheimerFunds complex.


William L. Armstrong,            Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Trustee (since 1999)             1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993),
Age: 65                          Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great
                                 Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family
                                 Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S.
                                 Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                  Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 1993)             funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards
Age: 71                          Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                                 Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999);
                                 Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until
                                 March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust
                                 Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                 Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from March
Trustee (since 1997)             1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
Age: 66                          OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                                 February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December
                                 1991) of Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer
                                 (since April 1986) of HarbourView Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital
                                 Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since
                                 August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of
                                 Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                                 Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Managers parent corporation);
                                 Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real
                                 Asset Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the
                                 Manager); Treasurer (since October 1997) of Oppenheimer Funds International Ltd. and Oppenheimer
                                 Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,               A member of The Life Guard of Mount Vernon, (George Washingtons home) (since June 2000). Formerly
Trustee (since 1999)             (March 2001May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech
Age: 64                          company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and
                                 Chairman (from 1994- 1998), Price Waterhouse LLP Global Investment Management Industry Services
                                 Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                   Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit foundation);
Trustee (since 1990)             and a director (since October 1999) of P.R. Pharmaceuticals (a privately held company) and
Age: 60                          UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until
                                 October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                                 President, Chief Executive Officer and a director of Oppenheimer Acquisition Corp., Shareholders
                                 Services Inc. and Shareholder Financials Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.


                  21 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Continued


Sam Freedman,                    A trustee or director of other Oppenheimer funds. Formerly (until October 1994) Mr. Freedman held
Trustee (since 1996)             several positions in subsidiary or affiliated companies of the Manager. Oversees 41 portfolios in
Age: 62                          the OppenheimerFunds complex.

Beverly L. Hamilton,             Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2002)             invest- ment companies); Director of MML Services (since April 1987) and America Funds Emerging
Age: 56                          Markets Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                 (a philanthropy orga- nization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                 (since February 2002); a trustee (since February 2000) of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)s pension fund and to Credit Suisse
                                 First Bostons Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital.
                                 Formerly, President (February 1991-April 2000) ARCO Investment Management Company. Oversees 40
                                 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration, Inc.,
Trustee (since 2002)             (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the
Age: 58                          Gallagher Family Foundation (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S.
                                 Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999) and a director of
                                 Commercial Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,        Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2000)             invest- ment companies); Trustee and Chairman (since May 1987) of the investment committee for the
Age: 60                          Worcester Polytech Institute; President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charita- ble organization); Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield; Member
                                 of the investment committee of the Community Foundation of Western Massachusetts (since 1998).
                                 Formerly, Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank);
                                 President, Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and
                                 SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President (January
                                 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 41 portfolios in the
                                 OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy
AND OFFICER                      serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                  Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee            2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
(since 2001)                     a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer Partnership
Age: 53                          Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                 and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                 Services, Inc.; President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and
                                 Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                                 and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since
                                 November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of
                                 Massachusetts Mutual Life Insurance Company (the Managers parent company); a director (since June
                                 1995) of DLB Acquisition Corporation (a holding com- pany that owns the shares of David L. Babson &
                                 Company, Inc.); formerly, Chief Operating Officer (September 2000-June 2001) of the Manager;
                                 President and trustee (November 1999-November 2001) of MML Series Investment Fund and MassMutual
                                 Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of
                                 C.M. Life Insurance Company; President, Chief Executive Officer and director (September 1999-August
                                 2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle
                                 Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.


                  22 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA


-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                         The address of the Officers in the chart below is as follows: for Mr. Zack and Ms. Putnam, 498
                                 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924.
                                 Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Jane Putnam,                     Vice President of the Manager (since October 1995); before joining the Manager in May 1994, she was
Vice President (since 1994)      a port folio manager and equity research analyst for Chemical Bank (June 1989 - May 1994). An
Age: 41                          officer of 2 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal             of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
and Accounting Officer           Financial Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership
(since 1999)                     Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
Age: 43                          Ltd. and Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management,
                                 Inc. (since November 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                                 Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999)
                                 of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                 Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                  Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Vice President and Secretary     General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
(since 2001)                     Vice President and General Counsel (since November 2001) of HarbourView Asset Management
Age: 54                          Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                 Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                 Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                 Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                 November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001)
                                 of OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds
                                 Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel 1981-October 2001) of
                                 the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International
                                 Ltd. And Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.



The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


                  23 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds



--------------------------------------------------------------------------------
Investment Advisor           OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor                  OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer Agent               OppenheimerFunds Services

--------------------------------------------------------------------------------
Independent Auditors         Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.
to the Fund

--------------------------------------------------------------------------------
Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Trustees

                             For more complete information about Oppenheimer Capital Appreciation Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.


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